CONFIDENTIAL TREATMENT REQUESTED                                                                                                                                           EXHIBIT 10.13(f) REDACTED

AMENDMENT FIVE

TO THE

BILLING SERVICES AND LICENSE AGREEMENT

BETWEEN

VERISIGN, INC.

AND

RURAL CELLULAR CORPORATION

THIS AMENDMENT FIVE by and between VeriSign, Inc. (“VeriSign”) and Rural Cellular Corporation (“RCC”) is made and entered into to be effective the date of the last signature hereto.

WHEREAS, VeriSign and RCC are parties to that certain Billing Services and License Agreement, dated to be effective July 21, 2005 as subsequently amended, (hereinafter referred to as “Agreement”); and

           WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the covenants and undertakings set forth herein, VeriSign and RCC agree as follows:

1.0           *** Election

RCC hereby elects *** and the Parties agree the *** Term shall be for *** commencing 11 October 2007, with any renewal of the *** Term as set forth in Section 3.D of the Agreement.

2.0           Fees

In reference to Amendment Three, Exhibit A, Section II.B, RCC shall pay ***.  ***.

RCC shall pay a speedNET hardware fee of ***.  ***.

3.0            ***

***.

IN WITNESS WHEREOF, each of the parties hereto has made and caused this Amendment Five to be duly executed for it on its behalf by its authorized representative, to be effective the date of the last signature hereto.

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*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                                                                                                                                           EXHIBIT 10.13(f) REDACTED

The parties acknowledge and agree that this Amendment Five constitutes the entire understanding and agreement between VeriSign and RCC with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement or communication relating thereto.  Except as hereby modified, the Agreement shall remain in full force and effect in all aspects throughout the remainder of the term thereof.

The signatories to this Amendment Five hereby warrant and represent that they have the authority to execute this Amendment Five on behalf of the entity or entities for which they sign.

This Amendment Five does not bind or obligate either party in any manner unless duly executed by an authorized representative.

RURAL CELLULAR CORPORATION By: _/s/_David Del Zoppo______________ Printed Name: David Del Zoppo Title: Sr. VP Date: ___ 10/10/07____________________	VERISIGN, INC. By: _/s/ Michael S. Peterson_____________ Printed Name: Michael S. Peterson Title: Director of Operations Date: _ 10/11/07_____________________

1092364v1

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.